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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 5, 2001



                            EGREETINGS NETWORK, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


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
        000-28479                                      94-3207092
  (Commission File No.)                   (I.R.S. Employer Identification No.)
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                            149 NEW MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (415) 375-4100


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ITEM 5.      OTHER EVENTS.

             On February 5, 2001, Egreetings announced that it entered into a definitive merger agreement with AmericanGreetings.com under which AmericanGreetings.com will acquire for cash through its wholly owned subsidiary all of the outstanding shares of Egreetings, through a two-step transaction comprised of a tender offer followed by a merger. The definitive merger agreement, filed as Exhibit 99.1 to this Agreement, is subject to the satisfaction of certain conditions customary to the contemplated transaction, including the tender of a minimum number of shares. The joint press release of Egreetings and AmericanGreetings.com, dated February 5, 2001, entitled "AmericanGreetings.com to acquire Egreetings Network" is attached hereto as
Exhibit 99.2.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c)    Exhibits

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
                      Exhibit
                      Number        Description
                      -------       -----------
                      99.1          Agreement and Plan of Merger, dated as of
                                    February 5, 2001 by and among
                                    AmericanGreetings.com, Inc., American Pie
                                    Acquisition Corporation and Egreetings
                                    Network, Inc.

                      99.2          Press Release dated February 5, 2001.
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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        EGREETINGS NETWORK, INC.


Dated: February 5, 2001                 By:    /s/ KIRSTEN MELLOR
                                           -------------------------------------
                                               Kirsten Mellor
                                               General Counsel and Secretary


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                                  EXHIBIT INDEX



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
Exhibits
--------
99.1           Agreement and Plan of Merger dated February 5, 2001.
99.2           Press Release dated February 5, 2001.
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